Corporate Overview May 2021 Exhibit 99.2

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”), our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. Legal Disclaimer 2

Therapeutic Focus Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat cardiopulmonary diseases Product Candidates Bentracimab (PB2452) Novel agent in Phase 3 development for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and the European Society of Cardiology Pemziviptadil (PB1046) Novel, once-weekly, subcutaneously-injected vasoactive intestinal peptide (VIP) receptor agonist that targets VPAC receptors in the cardiovascular, pulmonary and immune systems. Pemziviptadil is in Phase 2b development as a potential treatment for patients with pulmonary arterial hypertension (PAH) PB6440 Oral aldosterone synthase inhibitor in early development for treatment-resistant hypertension Platform Technology ELP Technology • Extends circulating half-life of proteins and peptides, enhances solubility, stability and bioavailability while providing a sustained-release mechanism • Enables product candidates that are straightforward to manufacture and administer Recent Achievements & Upcoming Milestone Targets1 ✓ Bentracimab Q1 2020 Executed bentracimab funding and co-development agreement with SFJ Pharmaceuticals Bentracimab Q2 2021 Publication of Phase 2a trial results ✓ Bentracimab Q1 2020 Granted PRIority MEdicines (PRIME) designation by European Medicines Agency (EMA) Bentracimab Mid 2021 First 100 patients in REVERSE-IT phase 3 trial ✓ Bentracimab Q1 2020 Initiated Phase 3 trial based on plan to pursue accelerated approval pathway Pemziviptadil 1H 2022 2 Report Phase 2b data from PAH trial Company Overview 31. Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic 2. Timing changed from 2H:21 to 1H:22 due to supply chain delays and impacts of COVID-19

Program Pre-Clinical Phase 1 Phase 2 Phase 3 Commercial Rights Upcoming Milestone Target2 Bentracimab Reversal of Ticagrelor Antiplatelet Activity Q2 2021 Publication of Phase 2a trial results Pemziviptadil Pulmonary Arterial Hypertension (PAH) 1H 20223 Report Phase 2b data PB6440 Resistant Hypertension 2022 Submit IND and initiate first-in-human clinical trial Partnering Opportunities GLP2-ELP Short Bowel Syndrome CNP-ELP Achondroplasia Early Programs PROPRIETARY LONG-ACTING INJECTABLE RECOMBINANT BIOPOLYMERS(Elastin-like Polypeptides – ELPs) A Clinical Stage, Cardiopulmonary Focused Biopharmaceutical Company 4 REVERSE-IT1 Phase 3 ongoing Targeting to submit BLA in Mid 20222 Phase 2b ongoing2 Late research Late research 1. REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial 2. Targeted timeline could be impacted by the continued scope and duration of the COVID-19 pandemic 3. Timing changed from FY:21 to FY:22 due to supply chain delays and impacts of COVID-19 Pre-Clinical

Corporate

6 Experienced Management Team JONATHAN MOW Chief Executive Officer SUSAN ARNOLD, PhD VP of Preclinical & CMC GLEN BURKHARDT VP Human Resources KRIS HANSON VP Legal JOHN LEE, MD, PhD, FACC Chief Medical Officer JOHN SHARP Chief Financial Officer MICHAEL YORK VP Corp Development & Commercial Strategy Despite the unprecedented challenges posed by the ongoing COVID-19 pandemic, 2020 has been a year of significant progress for PhaseBio. In addition to refining our mission, advancing our pipeline programs and kicking off the REVERSE-IT Phase 3 clinical trial for our lead program, bentracimab, we have evolved our corporate logo and the overall look and feel of our website, drawing inspiration for the PhaseBio brand from our prospective patients, healthcare providers and our people. The new PhaseBio logo is defined by a patient-friendly representation of the heart composed of the letters ‘P’ and ‘B’ from the PhaseBio name. This shows that cardiovascular disease is not just what PhaseBio does – it is who we are. Dedicated to transforming patients’ lives through science and excellence LAUREN RICHARDSON Assistant VP Regulatory & Quality

• Rapid pace of development and execution in 2020, sets the stage for success in 2021  Announced innovative funding and co-development collaboration for bentracimab with SFJ Pharmaceuticals  Bolstered pipeline with acquisition of resistant hypertension asset, PB6440  Granted EMA PRIME designation for bentracimab  Initiated pivotal REVERSE-IT Phase 3 trial for bentracimab in March 2020  Launched international expansion of REVERSE-IT Phase 3 trial, enrolling patients in Canada in October 2020  Made significant progress enrolling REVERSE-IT Phase 3 trial despite pandemic headwinds • Lead program (bentracimab) funded through potential approvals in key global markets • Novel program for PAH (pemziviptadil) being developed using ELP platform technology • Evolving focus on high-unmet need areas of cardiovascular disease with new pipeline asset (PB6440) 2020 Was A Year of Substantial Progress 7

• Operating expense: $25.6M ⎯ R&D: $22.3M ⎯ SG&A: $3.3M • Loss from Operations: ($25.6M) • Net Loss of ($27.4M) or ($0.87) per share ⎯ 31.3M shares used for computing Q1 2021 net loss per share • Cash and cash equivalents as of 03/31/2021: $77.0M • Available SFJ funding as of 03/31/2021: $27.7M Q1 2021 Financial Highlights 8

Bentracimab (PB2452) Reversal Agent for Ticagrelor

Bentracimab 10 URGENT SURGERY OR INTERVENTION • Currently oral P2Y12 agents, including ticagrelor, require a 5-day washout prior to surgery1,2 ⎯ Urgent surgery often cannot wait 5 days ⎯ Higher thrombotic risk during washout • In Phase 1 and Phase 2a studies, bentracimab observed to immediately and sustainably reverse ticagrelor inhibition of platelet activation ⎯ Enables immediate surgery • Within the P2Y12 antagonist class of oral antiplatelet therapies, ticagrelor has proven superiority vs. clopidogrel, and a unique reversible binding profile ⎯ Clopidogrel and prasugrel, the other members of the oral P2Y12 antagonist class, both permanently bind to the receptor and cannot be reversed • Bentracimab is the only specific reversal agent in development for ticagrelor for both surgical and active bleed indications ⎯ Bentracimab clinical data to date have demonstrated both immediate (<5 min) and sustained (~24 hours) reversal of ticagrelor antiplatelet effects • Approval would differentiate ticagrelor on safety vs. other oral antiplatelet agents ⎯ Expect further differentiation of ticagrelor vs. other P2Y12 agents to drive increased demand Bentracimab: Novel Reversal Agent for Brilinta (Ticagrelor) 1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf, https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product- information_en.pdf 2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1, https://www.ema.europa.eu/en/documents/product-information/brilique-epar- product-information_en.pdf MAJOR BLEEDING • Intracranial Haemorrhage (ICH), GI, Trauma • All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal • Bentracimab designed to immediately and sustainably reverse the antiplatelet effects of ticagrelor Significant unmet need for antiplatelet agent reversal

Bentracimab Bentracimab: Well-Characterized Mechanism of Reversal of Ticagrelor 11 1. 2. 3. 4. 5. 6. ADP binds to P2Y12 receptor causing platelet aggregation Ticagrelor binds to P2Y12, inhibiting ADP-induced platelet aggregation Bentracimab binds to free ticagrelor with very high affinity This is a reversible process with ticagrelor cycling on/off the P2Y12 receptors Bentracimab-ticagrelor binding is preferential to ticagrelor-P2Y12 binding due to 100x higher affinity (Ki 20 pM vs 2nM) As free ticagrelor is eliminated, ADP can again activate the P2Y12 receptor, restoring platelet activity Bentracimab-ticagrelor is cleared from the bloodstream Bentracimab

Bentracimab Bentracimab Phase 1 Proof-of-Concept Study in Healthy Subjects • Randomized, double-blind, placebo-controlled, single ascending dose, sequential group study (n=64) • Platelet function evaluated using three well established and commonly used assays: LTA, VerifyNow PRUTest® and VASP ⎯ Results from all three assays were highly correlated • Onset of reversal occurred within 5 minutes and was sustained for over 20 hours • Well tolerated with no drug-related serious adverse events • Importantly, no evidence of rebound in platelet activity after drug cessation Selected as late-breaking oral presentation during featured clinical research session at the American College of Cardiology’s Annual Scientific Session – March 17, 20191 Simultaneously published in the New England Journal of Medicine2 12 LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay 1. https://www.acc.org/latest-in-cardiology/clinical-trials/2019/03/15/21/37/ticagrelor-reversal-agent 2. Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. https://www.nejm.org/doi/full/10.1056/NEJMoa1901778 ORIGINAL ARTICLE

Bentracimab  Dose-dependent response across all cohorts tested  Immediate reversal within 5 minutes of start of infusion  Sustained duration of reversal extended to 20+ hours  Enables rapid resumption of ticagrelor dosing post infusion  Well tolerated across all cohorts  No drug-related SAEs reported Normalized Platelet Function After Ticagrelor Reversal VerifyNow PRUTest 13 Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. https://www.nejm.org/doi/full/10.1056/NEJMoa1901778 Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved- PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf Cohorts 9 and 10 achieved study objectives and are the basis for dosing regimens for subsequent clinical trials PRU= Platelet Reactivity Units Normal Platelet Function Inhibited Platelet Function Nominal Time (h) Pl at el et R ea ct iv ity U ni t Return to Normal Platelet Function: Post-Bentracimab Dosing Inhibited Platelet Function: Post-Ticagrelor Dosing Normal Platelet Function: Pre-Ticagrelor Dosing

Bentracimab Positive Preliminary Bentracimab Phase 2a Results • Positive preliminary results from the bentracimab Phase 2a trial were disclosed via press release1 ⎯ First trial of bentracimab to include older and elderly subjects (ages 50-80) on dual antiplatelet therapy (DAPT) of ticagrelor and low-dose aspirin ⎯ Subjects in the trial resembled the patient population most likely to be treated with ticagrelor and potentially benefit from bentracimab, if approved • Per FDA request, the Phase 2a trial also explored reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions ⎯ PhaseBio believes an appropriate bentracimab regimen has been identified for these patients • Confirmed dosing regimen to be used in the Phase 2b and Phase 3 trials • Results to be published and presented at an upcoming medical congress 141. https://investors.phasebio.com/news-releases/news-release-details/phasebio-announces-completion-phase-2a-clinical-trial-pb24522. Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. N. Engl. J. Med. https://doi.org/10.1056/NEJMoa1901778 Bentracimab Phase 2a Trial Older & Elderly Subjects on DAPT Supratherapeutic Dose of Ticagrelor Immediate and sustained reversal of the antiplatelet effects of ticagrelor ✓ ✓ Efficacy demonstrated using same three assays used in Phase 1 trial2 ✓ ✓ Results highly correlated across assays ✓ ✓ Generally well tolerated with only minor adverse events reported ✓ ✓

Bentracimab REVERSE-IT: Bentracimab Pivotal Phase 3 Trial Overview • REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial • Phase 3 trial is a key element of development plan that has garnered FDA Breakthrough Therapy and EMA PRIME designations • Open-label, single-arm study of reversal of the antiplatelet effects of ticagrelor with bentracimab in patients who present with uncontrolled major or life- threatening bleeding or who require urgent surgery or invasive procedure • Total of 200 patients targeted for enrollment ⎯~100 patients from major bleeding population, ~100 patients from urgent surgery population ⎯First 100 patients expected to form the basis of accelerated BLA filing in US and MAA in EU and contain a mixture of both Urgent Surgery and Major Bleeding patients • Accelerated BLA endpoint is restoration of platelet function based on VerifyNow® PRUTest® platelet function assay ⎯VerifyNow has been used in the Phase 1, Phase 2a and ongoing Phase 2b trials of bentracimab with consistent results across studies completed to date • Additional clinical endpoints related to hemostasis will be captured as part of the primary outcome analysis • Trial posted online at ClinicalTrials.gov and initiated in March 2020 15 bentracimab REVERSE-IT Enrollment Ahead of Original Projection 16 As of March 2021, REVERSE-IT had enrolled 60 of the first 100 patients for the Interim Analysis • Enrollment robust and ahead of initial projections despite COVID pandemic • Nearly all subjects enrolled to date required urgent surgery/invasive procedure • Attempting to accelerate enrollment of patients with uncontrolled major or life-threatening bleeding • Pace of current enrollment supports acceleration of BLA submission to mid-2022 REVERSE-IT patients enrolled from all recruitment regions (US, Canada, Europe) • Surgical patient population includes cardiac surgery, orthopedic surgery, and urgent procedure patients • Smaller pool of bleeding patients observed includes ICH, GI bleed, and procedure-related bleeds REVERSE-IT trial in ticagrelor patients with major bleeding or who need urgent surgery (N=100 for Interim Analysis, N=200 total) Screening (pre-dose) Central Adjudication • Inclusion criteria • Hemostasis • Thrombotic Events bentracimab REVERSE-IT Predominance of Surgical Patients 17 Pandemic impact on bleeding patient admissions • Reduction in hospital admissions for major adverse spontaneous events like bleeding • Broad, global moratorium on clinical research and furloughs of research staff • Smaller REVERSE-IT footprint significantly reduced size of “safety net” to catch random events Pandemic impact on urgent surgery patient enrollment • Urgent surgical cases benefit from physician-managed patient flow (active vs passive recruitment) • Patients with progressive disease waited longer for medical follow-up, creating backlog of urgent cases • Major health centers re-opened to urgent or emergent cases first, creating robust environment to enroll REVERSE-IT trial in ticagrelor patients with major bleeding or who need urgent surgery (N=100 for Interim Analysis, N=200 total) Screening (pre-dose) Central Adjudication • Inclusion criteria • Hemostasis • Thrombotic Events bentracimab Revised Timelines of Bentracimab Program 18 2019 2020 2021 2022 2023 Phase 2B: 50-80 year old volunteersPhase 2APhase 1 NEJM FDA Breakthrough Therapy FDA EOP1 EMA PRIME Designation N=200, 150 randomized to receive PB2452 N=100, major bleeding + urgent surgery patients Final N=200 Post-approval completion of Phase 3 Phase 3 REVERSE-IT trial in ticagrelor patients Mid-2022 BLA Submission New Potential BLA Approval Mid-2021 Last Patient Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, BLA=Biologics License Application Phase 2B study on track to complete enrollment mid-2021 • Plateauing of pandemic provides window to expand footprint of study in US and Canada • Pandemic-related economic pressures enhance recruitment of volunteers for Phase 2B study Rapid Phase 3 recruitment accelerates completion of 100 patient Interim Analysis cohort • Completion of Interim Analysis enrollment expected mid-2021 with top-line data expected by year end • Accelerated Interim Analysis enrollment expected to accelerate time to BLA submission Original Target BLA Approval bentracimab EMA: • Scientific Advice ⎯ Face-to-face interaction and written guidance in general agreement with proposed development plan for bentracimab • PRIME designation1 ⎯ Granted to support medicines that demonstrate the potential to address substantial unmet medical need ⎯ Potentially expedites the review and approval process • Multi-disciplinary PRIME Meeting ⎯ Ongoing interactions to meet MAA expectations FDA: • End-of-Phase 1 meeting ⎯ Alignment on development plan and Accelerated approval regulatory path • Breakthrough Therapy designation2 ⎯ Granted to drugs intended to treat a serious condition with potential to address substantial improvement over currently available therapies ⎯ Potentially expedites the development and review of promising new drugs • Breakthrough Therapy Multi-disciplinary Meeting ⎯ Final Phase 3 protocol agreement of study design, endpoints and statistical analysis Bentracimab Regulatory Correspondence Development plan for bentracimab designed with objective to broadly support global regulatory filings 191. The U.S. Food and Drug Administration. “Expedited Programs for Serious Conditions – Drugs and Biologics.” Available at: https://www.fda.gov/downloads/Drugs/Guidances/UCM358301.pdf. Accessed February 2020 2. The European Medicines Agency. “PRIME: Priority Medicines” Available at: https://www.ema.europa.eu/en/human-regulatory/research-development/prime-priority-medicines#. Accessed February 2020 Separate written guidance from FDA and EMA indicates that REVERSE-IT, a single, non-randomized, open-label Phase 3 trial of bentracimab in both surgical and major bleeding populations, has the potential to support regulatory filings in the United States and the European Union Bentracimab

Bentracimab Expect Continued Long-Term Rx Growth of Ticagrelor Bentracimab approval has the potential to drive continued positive momentum • Brilinta/Brilique sales in 2020 were $1.6B and growing ⎯ Pandemic impact dampened 2020 growth ⎯ Patient growth remains a key driver of Y/Y revenue growth in key regions • In February 2019, Brilinta Phase 3 THEMIS1 trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes; in May 2020, FDA approved a label update2 for BRILINTA in the US to include the reduction of the risk of a first heart attack or stroke in high-risk patients with coronary artery disease • In January 2020, Brilinta Phase III THALES3 trial met primary endpoint in patients with acute ischemic stroke or patients with high-risk transient ischemic attack; in November 20204, FDA approved a label update for Brilinta in the US to include the reduction of the risk of stroke in patients with acute ischemic stroke or high-risk transient ischemic attack 201. https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html2. https://www.astrazeneca.com/content/astraz/media-centre/press-releases/2020/brilinta-approved-in-the-us-to-reduce-the-risk-of-a-first-heart-attack-or-stroke-in-high-risk-patients-with-coronary-artery-disease.html 3. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-met-primary-endpoint-in-phase-iii-thales-trial-in-stroke-27012020.html 4. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-approved-in-the-us-in-stroke.html#:~:text=AstraZeneca's%20Brilinta%20(ticagrelor)%20has%20been,transient%20ischaemic%20attack%20(TIA). Ticagrelor Differentiation vs. clopidogrel Now Post Bentracimab Launch Post LOE of ticagrelor Efficacy ✓ ✓ ✓ Safety ≈ (no reversal agent) ✓ ✓ Price ✕ (branded vs. generic) ✕ (branded vs. generic) ✓

Bentracimab SFJ Pharmaceuticals Funding and Co-Development Collaboration • Innovative collaboration between SFJ and PhaseBio to support the global development of bentracimab • SFJ will fund up to $120 million to support the clinical development of bentracimab ⎯ SFJ has extensive experience in the global clinical development and regulatory approval of numerous pharmaceutical products across multiple indications and therapeutic areas • SFJ providing central role in global development and regulatory activities for bentracimab outside the United States ⎯ SFJ will lead development and regulatory activities in China and Japan ⎯ PhaseBio and SFJ working closely on clinical program in EU ⎯ PhaseBio is conducting REVERSE-IT Phase 3 trial in North America • PhaseBio retains exclusive worldwide commercial rights to bentracimab 21

Pemziviptadil (PB1046) Once Weekly Vasoactive Intestinal Peptide (VIP) Analog

Pemziviptadil PRECLINICAL STUDIES Support Clinical Development for: • Pulmonary Arterial Hypertension • DMD Cardiomyopathy • Heart Failure (Chemotherapy-Induced HF or HFpEF) • Cystic Fibrosis MECHANISM OF ACTION VIA VPAC2 RECEPTOR • Potent vasodilator and immunomodulator • Anti-inflammatory and anti-fibrotic • Cardiac support through increased inotropy and lusitropy Pemziviptadil: Harnessing VIP to Create a Stable, Long-Acting Drug 23 VIP as a THERAPEUTIC AGENT PemziviptadilEndogenous VIP Pemziviptadil

Pemziviptadil PROLONGED CIRCULATING HALF-LIFE COACERVATION DELIVERS SLOW RELEASE Proprietary Elastin-Like Polypeptide (ELP) Technology Key to optimizing the profile of an injectable VIP product candidate 24 Repeating Sequence of Human Elastin Peptides VPGXG Peptide/Protein (VIP, GLP1, etc.) Active Moiety “Biopolymer” n = UP TO 200x INCREASE IN ½ LIFE ↑ Temperature Inside Body Non-Soluble ELP Outside Body Highly Soluble ELP = WEEKLY OR MONTHLY DOSING IMPROVING • Pharmacokinetics • Slower rate of bioavailability • Ease of Administration • Patient Compliance

Pemziviptadil High Unmet Need in an Orphan Disease Primary Pulmonary Arterial Hypertension (PAH, WHO Group 1 PH) • High unmet need for novel disease-modifying PAH therapies for greater efficacy ⎯ All 3 approved drug classes in PAH are vasodilators: prostacyclin, endothelin, and nitric oxide pathways ⎯ Patients inevitably continue to decline and die on current standard of care • VIP addresses PAH vasoconstriction, progressive vascular remodeling, and right heart failure 25

Pemziviptadil Pemziviptadil Clinical Development Activities to Date Have Supported Advancement into Phase 2 Efficacy Studies 26 PHASE 1 Studies Completed PHASE 2 PAH Studies • Well tolerated for a week over broad range of exposure; no drug-related SAEs reported • Prolonged PK/PD profile over 1 week • VIP activity confirmed (Systolic and Diastolic BP lowering) • Well tolerated across dose range; no drug-related SAEs reported • Replicated PK/PD from SAD over 4 weekly SC injections • VIP activity reproduced in HFrEF patients on SOC CardioMEMS Open-Label PAH Study • N = 3 patients, dosed weekly for 8 wks, followed by extension – No longer enrolling patients • Real-time PA pressure and other hemodynamic monitoring • Initial data show improved hemodynamics • One drug-related SAE reported in extension portion of open-label pilot study Phase 2B PAH 16 wk randomized, controlled study • N = ~60 NYHA class II/III PAH patients, dosed weekly x 16 weeks – Individual dose titration to MTD • Efficacy endpoints PVR via RHC, 6MWD • Extension study to follow COMPLETED COMPLETED COMPLETED Phase 2B ongoing SAD study in hypertensive patients washed off meds 4-week MAD study in HFrEF patients on SOC Open-Label Phase 2A CardioMEMS in PAH study: Safety and Hemodynamics Phase 2B PAH Efficacy 16-Wk Randomized, Controlled Study

PB6440 Aldosterone Synthase Inhibitor for Resistant Hypertension

PB6440 PB6440 for Resistant Hypertension • Upwards of 10 million patients in the United States have resistant hypertension and are at risk for serious, costly medical consequences (stroke, heart attack, kidney failure, etc.)1 • Physicians currently prescribe numerous combinations of antihypertensives to lower blood pressure and diminish risk • Blocking aldosterone has been shown to be an effective mechanism for treating resistant hypertension ⎯ Currently available aldosterone blockers suffer from poor potency and pharmacokinetics (eplerenone) or poor tolerability (spironolactone) and thus are rarely used • Recent draft guidance from the FDA outlines a streamlined regulatory path for novel drugs to treat resistant hypertension without the need for large outcomes studies2 • Market research indicates that payors aware of high medical costs associated with resistant hypertension 28 Large, growing patient population, coupled with a high unmet need, creates an attractive opportunity for a novel therapy to help patients and care-providers better manage blood pressure 1. Carey RM, Sakhuja S, Calhoun DA, Whelton PK, Muntner P. Prevalence of apparent treatment‐resistant hypertension in the United States: comparison of the 2008 and 2018 American heart association scientific statements on resistant hypertension. Hypertension. 2019; 73: 424‐ 431. Available at: https://www.ahajournals.org/doi/full/10.1161/HYPERTENSIONAHA.118.12191?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%3dpubmed. Accessed February 2020 2. U. S. Food and Drug Administration. Center for Drug Evaluation and Research. (2018) Hypertension: Conducting Studies of Drugs to Treat Patients on a Background of Multiple Antihypertensive Drugs Guidance for Industry. Available at: https://www.fda.gov/regulatory-information/search-fda-guidance-documents/hypertension-conducting-studies-drugs-treat-patients-background-multiple-antihypertensive-drugs. Accessed February 2020

PB6440 CYP11B Potency and Selectivity (IC50, µM) Human Monkey CYP11B2 CYP11B1# Selectivity CYP11B2 CYP11B1 Selectivity PB6440 0.024 4.859 202 0.016 5.802 363 LCI699* 0.0007 0.013 19 0.016 0.059 3.7 PB6440 Is Highly Selective for Aldosterone Synthase (CYP11B2) Selectivity and Potency Demonstrated in Primate Chronic Oral Dosing Model 29 In a primate model, oral PB6440 demonstrated a sustainable reduction in aldosterone without a significant increase in steroids upstream of CYP11B1, suggesting no significant inhibition of CYP11B1 in vivo # Steroid 11β-hydroxylase *Discontinued Novartis compound; active in Phase 2 studies, but blocked cortisol production, likely due to inadequate selectivity